STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101958

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON July 1, 2011 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-102A Rev 12/93

AMC

FILED

JUL 07 2011

STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

0100103323

1. The name of the corporation is:

mPhase Technologies, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 29th day of June , 20 11

Resolved, that Article 4 of the Certificate of Incorporation be amended to read as follows:

"4. THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUED IS 6,000,000,000 $.01 PAR VALUE."

3. The number of shares outstanding at the time of the adoption of the amendment was:

The total number of shares entitled to vote thereon was: 1,570,348,419

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

NONE

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
701,625,199	295,464,299

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

BY: Martin Smiley
(Signature)

Dated this 29th day of June , 20 11

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

2424891
4359687

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101959

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON June 16, 2004 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

REG-C-EA
(02-02)

STATE OF NEW JERSEY
DIVISION OF REVENUE

Mail to:
PO Box 308
Trenton, NJ 08625

BUSINESS ENTITY AMENDMENT FILING

(Fee Required)

Fill out all applicable information below and sign in the space provided. Please note that once filed, the information on this page is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount for this filing. Use attachments if more space is required for any field, or if you wish to add articles for the public record.

A. Business Name: mPhase Technologies, Inc.

B. Statutory Authority for Amendment: 14 A:5-2(4) & 14A:9-4(3) (See Instructions for List of Statutory Authorities)

C. ARTICLE 4 OF THE CERTIFICATE of Incorporation ☒, Formation ☐, Registration ☐, Authority ☐, Limited Partnership ☐, of the above-referenced business is amended to read as follows: (Use attachment if more space is required)
4. The aggregate number of shares of common stock which the Corporation shall have authority to issue is 250,000,000 shares, par value $.01 per share.

AMC

FILED
JUN 16 2004
STATE TREASURER

D. Other Provisions: (Optional)

E. Date Amendment was Adopted: June 15, 2004

F. CERTIFICATION OF CONSENT/VOTING: (If required by one of the laws cited below, certify consent/voting)
N.J.S.A. 14A:9-1 et seq. or N.J.S.A 15A:9-1 et seq., Profit and Non-Profit Corps. Amendment by the Incorporators
☐ Amendment was adopted by unanimous consent of the incorporators.

N.J.S.A 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by the Shareholders
☑ Amendment was adopted by the Directors and thereafter adopted by the shareholders.
Number of shares outstanding at the time the amendment was adopted 82,910,707, and total number of shares entitled to vote thereon 82,910,707. If applicable list the designation and number of each class/series of shares entitled to vote:

List votes for and against and if applicable, show the vote by designation and number of each class/series of shares entitled to vote:

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
59,991,316	900,899

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, attach a statement indicating the manner in which same shall be effected.

N.J.S.A. 15A:9-4, Non-profit Corps., Amendment by Members or Trustees
The corporation has ☐ does not have ☐ members.
If the corporation has members, indicate the number entitled to vote ______, and how voting was accomplished:

☐ At a meeting of the corporation. Indicate the number VOTING FOR ____ and VOTING AGAINST ____. If any class(es) of members may vote as a class, set forth the number of members in each class, the votes for and against by class, and the number present at the meeting:

Class	Number of Members	Voting for Amendment	Voting Against Amendment

☐ Adoption was by unanimous written consent without a meeting.

If the corporation does not have members, indicate the total number of Trustees ______, and how voting was accomplished:

☐ At a meeting of the corporation. The number of Trustees VOTING FOR ______ and VOTING AGAINST ______.
☐ Adoption was by unanimous written consent without a meeting.

G. AGENT/OFFICE CHANGE
New Registered Agent: ______
Registered Office: (Must be a NJ street address)
Street ______ City ______ Zip ______

H. SIGNATURE(S) FOR THE PUBLIC RECORD *(See Instructions for Information on Signature Requirements)*

Signature [signature] Ronald Durando Title President President Date 6/15/04
Signature ______ Title ______ Date ______

The above-signed certifies that the business entity has complied with all applicable NJ statutory filing requirements

1420073
2705222

0100103323

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101960

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON February 26, 2014 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

FEB 26 2014

STATE TREASURER

0100103323

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
mPhase Technologies, Inc.

Pursuant to Section 14A:9-4(3) of Title 14A, Corporations General of the New Jersey Statures, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc., as follows:

1. Amendment:

The authorized shares of the Corporation are hereby changed o 18,000,000,000 shares of common stock $.001 par value from 6,000,000,000 shares of common stock, $.001 par value by replacing Paragraph 4 of the Certificate of Incorporation, as amended, which shall now read as of the date hereof shall read as follows:

"4. The aggregate number of shares of common stock which the Corporation shall have authority to issued is 18,000,000,000 shares of common stock $.001 par value."

2. Date of Adoption

The date of adoption f this Amendment to the Certificate of Incorporation by the Shareholders of the Company s February 12, 2014.

3. Number of Shares Outstanding and Entitled to Vote:

The number of shares of capital stock of the Corporation entitled to vote on adoption of this Amendment was Five Billion Three Hundred Thirteen Million Five Hundred Seventy Two Thousand Eight Hundred and Four (5,313,572,8040 shares.

4. Number of Shares Voted:

The number of shares of capital stock of the Corporation which voted for the adoption of this Amendment were 2,814,335,839 and the number of shares voted against the Amendment were 529,700,412. Shares abstaining were 79,345,063 .

The undersigned, as Executive Vice President of the Corporation has signed this Certificate of Amendment to the Certificate of Incorporation this 12th day of February 2014.

Martin Smiley

Martin Smiley
Executive Vice President, CFO and General Counsel

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: MPHASE TECHNOLOGIES, INC.
Business Id: 0100103323
Certificate Number: 6000101961

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON January 3, 2019 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

Amc

FILED
JAN 3 2019
STATE TREASURER

0100103323

**CERTIFICATE OF AMENDMENT
TO CERTICATE OF INCORPORATION
mPHASE TECHNOLOGIES, INC**

Pursuant to Section 14A: 7-2 of Title 14A, Corporations General of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. (the "Corporation") as follows:

1. **Pursuant to Action of the Board of Directors of the Corporation at a Special Meeting held on December 19, 2018 the undersigned does hereby amend the Certificate of Incorporation of the Corporation as follows:**

   a. **Paragraph 4 of the Certificate of Incorporation is deleted and replaced as follows:**

      The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 125,000,000,000 no par value Shares.

      The Series A Preferred Stock of the Company is replaced in its entirety with a new Series A Convertible Preferred Stock set forth as follows:

**AMENDED
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF
mPHASE TECHNOLOGIES, INC.**

Pursuant to Section 151 of the General Corporation Law of the State of New Jersey

mPhase Technologies, Inc. (the "**Corporation**"), a corporation organized and existing under the laws of New Jersey, does hereby certify that, pursuant to authority conferred upon the Board of Directors (the "**Board**") of the Corporation by the Amended and Restated Certificate of Incorporation, as amended (the

"**Certificate of Incorporation**"), of the Corporation, and the Board of the Corporation, has adopted resolutions (a) authorizing the designation and issuance of 20,000,000 shares of preferred "A" stock, $1.00 par value per share, of the Corporation and (b) providing for the designations, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof, as follows:

1. Designation and Amount. The shares of such series shall be designated as Series A Convertible Preferred Stock (the "**Series A Preferred Stock**") and the number of shares constituting the Series A Preferred Stock shall be 20,000,000 shares, par value $1.00 per share. Such number of shares may be decreased by resolution of the Board adopted and filed pursuant to New Jersey General Corporation Law, Section 151(g), or any successor provision thereof; *provided, however,* that no such decrease shall reduce the number of authorized shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Series A Preferred Stock.

2. Ranking. The Series A Preferred Stock shall rank, as to the payment of dividends and the distribution of the assets upon liquidation, dissolution or winding up of the Corporation: (a) senior to the common stock, and (b) senior to or on parity with all other classes and series of the Corporation's preferred stock.

3. Liquidation Preference.

(a) In the event of (i) the sale, conveyance, exchange, lease or other disposition of all or substantially all of the intellectual property or assets of the Corporation, (ii) any acquisition of the Corporation by means of a consolidation, stock exchange, stock sale, merger or other form of corporate reorganization of the Corporation with any other entity in which the Corporation's stockholders prior to the consolidation or merger own less than a majority of the voting securities of the surviving entity, or (iii) the winding up or dissolution of the Corporation, whether voluntary or involuntary (each such event in clause (i), (ii) or (iii), a "**Liquidation Event**"), the Board shall determine in good faith the amount legally available for distribution to stockholders after taking into account the distribution of assets among, or payment thereof over to, creditors of the Corporation (the "**Net Assets Available for Distribution**"). The holders of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the Net Assets Available for Distribution (or the consideration received in such transaction) before any payment or distribution shall be made to the holders of any class of preferred stock ranking

junior to the Series A Preferred Stock or to the common stock, an amount for each share of Series A Preferred Stock equal to the Stated Value (as defined herein), as adjusted (the "**Series A Liquidation Amount**"). A transaction shall not constitute a Liquidation Event if its sole purpose is (y) to change the state of the Corporation's incorporation or (z) to create a holding company that will have substantially similar series and classes of shares with the same terms as existed immediately prior to the transaction and be owned in the same proportions by the persons or entities who held this Corporation's securities immediately prior to such transaction, provided such transaction is approved by the Board. The holders of a majority of the shares of Series A Preferred Stock, voting as a single class on an as-converted basis, may vote to determine that any transaction listed above as a Liquidation Event shall not constitute a Liquidation Event for purpose of this Section 3.

(b) If the Net Assets Available for Distribution to holders of shares of the Series A Preferred Stock upon such Liquidation Event shall be insufficient to pay the Series A Liquidation Amount to the holders of shares of the Series A Preferred Stock, then such Net Assets Available for Distribution shall be distributed among the holders of shares of the Series A Preferred Stock ratably in proportion to the respective amounts to which they otherwise would be entitled.

(c) After distribution, if any, of proceeds to the holders of shares of Series A Preferred Stock pursuant to the foregoing, all remaining funds or other property of the Corporation, if any, shall be distributed *pro rata* among the holders of the common stock and the holders of all preferred stock of the Corporation on an as-if-converted basis.

(d) Whenever any distribution provided for in this Section 3 shall be payable in securities or property other than cash, then the value of such distribution shall be the fair market value of such distribution as determined in good faith by the Board, except that any publicly traded securities to be distributed to stockholders will be valued as follows:

(i) Securities not subject to an investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) calendar days prior to the closing; and

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) calendar days prior to the closing.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Sections 3(d)(i)(A) and (B) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

4. Voting. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Series A Stock shall vote together with holders of the Common Stock of the Corporation as a single class on any matter presented to the holders of the Common Stock the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of the stockholder in lieu of a meeting), and each holder of Series A Stock shall be entitled to the number of votes equal to ten thousand (10,000) votes for each share of Common Stock into which the Series A Stock could be converted pursuant to the provision of Section 6.

5. Series A Protective Provisions; Waivers. In addition to any other vote or consent required herein or by law, the vote or written consent of holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a single class on an as-converted basis, in the aggregate and given in writing or by vote at a meeting, shall be required for the Corporation to:

(a) amend, modify, add, repeal or waive any provision of this Certificate of Designation or otherwise take any action that modifies any powers, rights, preferences, privileges or restrictions of the Series A Preferred Stock; *provided*, that the Corporation may amend or restate this Certificate of Designation to correct any typographical, clerical or scrivener's error without any approval required from the holders of Series A Preferred Stock;

(b) authorize, create or issue shares of any class of stock having rights, preferences or privileges superior or senior to the Series A Preferred Stock;

(c) amend the Certificate of Incorporation of the Corporation in a manner that adversely and materially affects the rights of the Series A Preferred Stock; or

(d) recapitalize, split, combine or reclassify any shares of capital stock of the Corporation.

In addition, the vote or written consent of holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a single class on an as-converted basis, in the aggregate and given in writing or by vote at a meeting, shall be required for any waiver of any of the protective provisions contained in subparagraphs (a) through (d) above.

6. Conversion; Mechanics of Conversion.

(a) Conversion. Each share of Series A Stock shall be convertible at the option of the holder thereof at any time into a number of shares of common stock determined by dividing (i) the Stated Value by (ii) the Conversion Price then in effect. The initial conversion price for the Series A Preferred Stock (the "**Conversion Price**") shall be equal to $.0001 per share. The Conversion Price from time to time in effect is subject to adjustment as hereinafter provided in Section 7. The stated value of each share of Series A Preferred Stock shall be $1.00 per share (the "**Stated Value**").

(b) Mechanics of Conversion. In order to exercise the conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate representing such Series A Preferred Stock to be converted, if any, to the Corporation at its principal office, accompanied by written notice to the Corporation that the holder elects to convert a specified portion or all of such shares of Series A Preferred Stock. Series A Preferred Stock shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of such holder of such shares of Series A Preferred Stock, as such holder, shall cease and such holder shall be treated for all purposes as the record holder of the common stock issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder a certificate or certificates representing the number of shares of common stock issuable upon conversion and a certificate or certificates for the balance of the Series A Preferred Stock surrendered, if any, not so converted into common stock. Notwithstanding the foregoing, in case of any Liquidation Event, unless the

Corporation has received notice of election for conversion and the stock certificate or certificates prior to such time, such right of conversion for any holder of Series A Preferred Stock subject to such Liquidation Event shall cease and terminate at the close of business on the business day fixed for payment of the amount payable to such holders of the Series A Preferred Stock pursuant to this Certificate of Designation unless the Corporation shall thereafter default in the payment of the Series A Liquidation Amount, in which case the holder shall be entitled to conversion until such default is cured by the Corporation. No fractional shares of common stock will be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which the holder would be otherwise entitled, the Corporation will round up or down the fractional share to the nearest full share. For such purpose, all shares of Series A Preferred Stock held by each holder of Series A Preferred Stock shall be aggregated, and any resulting fractional share of common stock shall be rounded up or down to the nearest whole share.

7. Adjustments.

(a) Conversion Price. If at any time or from time to time after the date on which any Series A Preferred Stock is issued, the Corporation shall effect a subdivision of the outstanding shares of common stock into a greater number of shares of common stock (by stock split, reclassification or otherwise), or in the event the outstanding shares of common stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of common stock, then the Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time after the date on which any Series A Preferred Stock is issued, there is any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the assets of the Corporation (other than a Liquidation Event), as part of such capital reorganization, provision shall be made so that (i) the holders of Series A Preferred Stock shall thereafter have the right to receive, upon conversion of such Series A Preferred Stock, the number of shares of stock or securities or property of the Corporation to which a holder of the number of shares of common stock deliverable upon conversion of such Series A Preferred Stock would have been entitled in connection with such capital reorganization if such holder had converted its Series A Preferred Stock immediately prior to such transaction, subject to adjustment in respect of such stock or securities by the terms thereof.

(c) Anti-Dilution. From December 19, 2018 until no shares of Series A Preferred Stock are outstanding, if securities are sold at a price per share less than $0.00005 and/or if holders of securities or debt convertible into common stock effect such conversion at an effective price per share less than $0.00005 per share (the "**Discounted Purchase Price,**" as further defined below), the Conversion Price then in effect, shall be adjusted, at the holder's discretion to match the Discounted Purchase Price. The term "Discounted Purchase Price" shall mean the amount actually paid in new cash consideration or debt conversion by either related or third parties for each share of common stock.

8. Reservation of Common Stock Issuable Upon Conversion. The Corporation shall use its commercially reasonable best efforts at all times to reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of shares of Series A Preferred Stock, such number of shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and, if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will use commercially reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

9. Notice Regarding Adjustments. Upon any adjustment pursuant to Section 7 here, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of the Series A Preferred Stock at the addresses of such holders as shown on the books of the Corporation, which notice shall state the adjustment and the increase or decrease, if any, in the number of shares receivable upon the conversion of the Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

10. Reacquired Shares. Any shares of Series A Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock without designation as to series and may be reissued as part of a new series of preferred stock to be created by resolution or

resolutions of the Board as permitted by the Corporation's Certificate of Incorporation or as otherwise permitted under Ner Jersey law.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

2. **Date of Adoption:**

The date of adoption of this Amendment shall be January 2, 2019.

3. **Number of Directors of the Corporation:**

The Corporation has 5 Directors

4. **Number of Directors Voting for this Amendment:**

4 Directors constituting a majority of the Board and present at the Meeting voted to approve this Amendment. Mr. Victor Lawrence as a non attending director abstained.

5. **The Certificate of Incorporation is amended so that the designation and number of shares of each class and series acted upon in the resolution, and the relative rights, preferences and limitations of each of such class and series, are stated in the resolution.**

6. **A copy of the Resolution of the Board of Directors is set forth as an Exhibit to this Amendment.**

The undersigned Executive Vice President and Chief Financial Officer of the Corporation has signed this Certificate of Amendment this 2nd day of January 2019

mPhase Technologies, Inc.

By: Martin Smiley

Martin Smiley
Executive Vice President
Chief Financial Officer

Special Meeting of the Board
of Directors of mPhase Technologies, Inc.

A Special Meeting of the Board of Directors of mPhase Technologies, Inc. (the "Company") was held at the offices of Eagle Advisers, 10 Rockefeller Plaza, Suite 909, New York, N.Y. 10020 on Tuesday December 18, 2018 at 11: 00 A.M. Present at the meeting were Ron Durando, CEO and Chairman of the Board of Directors, Gustave T. Dotoli, COO and a Director, Martin Smiley , General Counsel ,CFO and a Director and Abraham Biderman a Director. The foregoing persons represent a majority of the Board of Directors of the Company

Mr. Durando acted as chairman of the meeting. Mr. Durando then set forth the purpose of the meeting. He stated as follows:

The purpose of the meeting is to authorize and Amendment to the Company's Certificate of Incorporation pursuant to Section14A:7-2(4) of the Business Corporation Law of the State of New Jersey to allow the Board of Directors to increase the Authorized Shares of Common Stock and change its par value to no par stock without Shareholder Approval. Mr. Smiley, confirmed as General Counsel of the Company that in consultation with outside New Jersey counsel the referenced subsection of the New Jersey Corporation Law applies to the matter in question. Mr. Durando stated that it was appropriate for the Board of the Company to approve an increase in the authorized shares of common stock from 72,000,000,000 shares to 125,000,000,000 of no par common stock and replace its Series A Preferred Stock in its entirety with a new Series A Convertible Preferred Stock

Mr. Durando then presented the Board with copies of the Amended Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock.

The Secretary was directed to attach a copy of the Series A Convertible Preferred Stock and presented the Board with copies of the Amended Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to the meeting minutes.

The Board of Directors approved the following:

RESOLVED, that the officers of the Company are hereby authorize to file all documents including, but not limited to, an Amendment to the Company's Certificate of Incorporation with the New Jersey Division of Revenue to increase the authorized shares of common stock to 125 Billion Shares no par value;

FURTHER RESOLVED, that the Amended Certificate of Designation for the Series A Convertible Preferred Stock and the transaction contemplated thereby was approved and adopted, and that all actions thus far taken in connection with the transaction have been ratified and approved by the unanimous vote of all 4 Directors present at the meeting. Mr. Lawrence, who did not attend the meeting abstained. This Amendment shall be filed with the New Jersey Division of Revenue on January 2, 2019

There being no further business to be conducted at this Meeting upon motion duly made by Mr. Durando and seconded by Mr. Dotoli the meeting was adjourned.

Martin Smiley
Secretary of the Meeting

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101962

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON April 26, 2004 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

SCHEDULE CAR-100-M

(5/03)

STATE OF NEW JERSEY
ANNUAL REPORT

Include with your CBT Return

(See Reverse Side For Instructions)

A. BUSINESS INFORMATION

BUSINESS NAME		
mPhase Technologies, Inc.		
NJ CORPORATION NUMBER	FEIN	FILING YEAR
0100103323		2001

B. BUSINESS ADDRESSES

MAIN BUSINESS ADDRESS INFORMATION (REQUIRED)

STREET		
587 Connecticut Avenue		
CITY	STATE	ZIP CODE
Norwalk	CT	06854

PRINCIPAL BUSINESS ADDRESS INFORMATION - MUST BE A NJ ADDRESS

STREET		
150 Clove Road		
CITY	STATE	ZIP CODE
Little Falls	NJ	07424

C. OFFICERS/DIRECTORS (Minimum)

NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE
NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE
NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE

☒ Check box if you have more than three officers/directors. Attach a schedule.

D. CHANGE OF REGISTERED AGENT/OFFICE (Fill in only if you are making a change)

NAME	STREET	CITY	STATE	ZIP CODE
			NJ	

E. FEE AMOUNT

REPORT YOUR ANNUAL REPORT FEE OF $50 (OR $75 WITH REGISTERED AGENT/OFFICE CHANGE) ON THE APPROPRIATE LINE ON PAGE 1 OF YOUR CBT-100 or CBT-100S. REMIT THE RELATED PAYMENT USING THE CBT-100-V OR CBT-100S-V AS INSTRUCTED.

CAR

FILED

APR 26 2004

STATE TREASURER

0100107723

Signature (Chairman of the Board, President, Vice-President, Registered Agent, General Partner or Authorized Representative): [illegible signature] EVP, CFO & COO.

Date: April 22, 2004

1. Name: Necdet F. Ergul
   Title: Director
   Address: 88 Round Hill Road
   Greenwich, CT 06831

2. Name: Ronald A. Durando
   Title: President and Director
   Address: 208 Jersey Avenue
   Spring Lake, NJ 07762

3. Name: Gustave T. Dotoli
   Title: Secretary and Director
   Address: 245 Rutgers Place
   Nutley, NJ 07110

4. Name: ~~J. Lee Barton~~ MICHAEL MCINERNEY
   Title: Director
   Address: c/o mPhase Technologies, Inc.
   587 Connecticut Avenue
   Norwalk, CT 06854

5. Name: David L. Klimek
   Title: Director
   Address: 4756 Gateway Lane
   Flowery Branch, GA 30542

6. Name: Anthony H. Guerino
   Title: Director
   Address: 515 Raymond Blvd
   Newark, NJ

7. Name: Abraham Biderman
   Title: Director
   Address: c/o Eagle Advisors
   230 Park Avenue, Suite 539
   New York, NY 10169

~~8. Name: J. Allan Layman~~
   ~~Title: Director~~
   ~~Address: c/o mPhase Technologies, Inc.~~
   ~~587 Connecticut Avenue~~
   ~~Norwalk, CT 06854~~

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101963

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON August 28, 1987 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS
June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

040449

FILED

AUG 28 1987

JANE BURGIO
Secretary of State

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

TECMA LABORATORY, INC.

Under Section 14A:9-4(3) of Title 14A, Corporations, General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of Tecma Laboratory, Inc. as follows:

1. NAME

The name of the Corporation is Tecma Laboratory, Inc. (hereinafter referred to as the "Corporation").

2. AMENDMENTS

The amendments to the Certificate of Incorporation adopted by the shareholders are as follows:

(a) CHANGE OF NAME

The name of the Corporation is hereby changed to Tecma Laboratories, Inc., from Tecma Laboratory, Inc., by deleting Paragraph ~~1~~ of the Certificate of Incorporation which reads as follows:

"1. The name of the Corporation is "Tecma Laboratory, Inc." and inserting in place thereof:

"1. The name of the Corporation is "Tecma Laboratories, Inc."

0100103323

(b) AUTHORIZED SHARES

The authorized shares of the Corporation are hereby changed to 50,000,000 shares no par value from 20,000 shares no par value, by deleting Paragraph 4 of the Certificate of Incorporation, as corrected, which reads as follows:

"4. The aggregate number of shares which the Corporation shall have authority to issue is 20,000 no par value." and inserting in place thereof:

"4. The aggregate number of shares which the Corporation shall have authority to issue is 50,000,000 no par value."

(c) REGULATION OF POWERS OF CORPORATION

The following paragraph 7 is hereby added to the Certificate of Incorporation as follows:

"7. REGULATION OF POWERS OF CORPORATION

(a) The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman of the Board of Directors, if any, the President and the Treasurer, the Secretary and other principal officers of the Corporation, shall be vested in its Board of Directors.

(b) A majority of the entire Board of Directors of the Corporation shall constitute a quorum for the transaction of business except that the By-Laws may

prescribe a lesser proportion, consistent with the provisions of the New Jersey Business Corporation Act, in the event of a vacancy or vacancies in the entire Board.

(c) One or more of all the Directors of the Corporation may be removed for cause by the Shareholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of Directors; and one or more of all the Directors may be removed without cause by like vote of said shareholders. The Board of Directors shall have the power to remove the Directors for cause and to suspend Directors pending a final determination that cause exists for a removal.

(d) In the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of Directors, newly created directorships may be filled by the Board of Directors.

(e) The Corporation is hereby authorized to lend money to, or guarantee any obligation of, or otherwise assist, any officer or other employee of the Corporation or of any subsidiary, whether or not such officer or employee is a director thereof, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation.

(f) The Corporation shall have the power, to the full extent permitted by the New Jersey Business Corporation Act, to indemnify each corporate agent as the term "corporate agent" is defined by said Act.

(g) Except as otherwise provided by the New Jersey Business Corporation Act, any action required or permitted to be taken at a meeting of shareholders by the New Jersey Business Coropration Act, the Certificate of Incorporation, or the By-Laws of the Corporation may be taken without a meeting upon the written consent of less than all the shareholders entitled to vote thereon, if the shareholders who so consent would be entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon were present. In the event of such written action, prompt notice of such action shall be given to all shareholders who would have been entitled to vote upon the action if such meeting were held, and the written consents of the shareholders consenting thereto shall be filed within the minutes or proceedings of the shareholders."

3. DATE OF ADOPTION

The date of the adoption of this Amendment to the Certificate of Incorporation by the Shareholders was August 1, 1987.

4. NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE

The number of shares of the capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was FOURTEEN THOUSAND SIX HUNDRED SIXTY SEVEN (14,667) shares.

5. NUMBER OF SHARES VOTED

The number of shares of capital stock of the Corporation which voted for the adoption of said Amendments was THIRTEEN THOUSAND ONE HUNDRED SEVENTY FIVE (13,175) shares and the number of shares voted against the adoption of said Amendment was zero (0) shares. Shares not voting were ONE THOUSAND FOUR HUNDRED NINETY TWO (1,492) shares.

The undersigned as President of the above Corporation has signed this Amendment of Certificate of Incorporation this 1st day of August 1987.

ATTEST

Joel R. Weiner, Assistant Secretary

TEGMA LABORATORY, INC.

BY: Theodore Trenzeluk, President

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101964

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON July 10, 2006 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

amc

FILED

JUL 1 0 2006

STATE TREASURER

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION

Pursuant to Section 14A:9-4(3) of Title 14A, Corporations General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. as follows:

1. Amendment:

The authorized shares of the Corporation are hereby changed to 900,000,000 shares of common stock $.01 par value, by replacing Paragraph 4 of the Certificate of Incorporation, as amended which reads as follows:

"4. The aggregate number of shares of common stock which the Corporation shall have authority to issue is 500,000,000 shares of common stock $.01 par value."

with the following new paragraph:

"4. The aggregate number of shares of common stock which the Corporation shall have authority to issue is 900,000,000 shares of common stock $.01 par value."

2. Date of Adoption:

The date of adoption of this Amendment to the Certificate of Incorporation by the Shareholders of the Corporation is June 28, 2006.

3. Number of Shares Outstanding and Entitled to Vote:

The number of shares of capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was TWO HUNDERED SEVENTY SEVEN MILLION FOUR HUNDRED SEVENTY SEVEN THOUSAND EIGHT HUNDRED AND EIGHTY (277,477,880) shares.

4. Number of Shares Voted:

The number of shares of capital stock of the corporation that voted for the adoption of said Amendment was 149,597,059, the number of shares that voted against adoption of said Amendment was 8,535,842 and the

1714615
3226829

0100103323

number of shares voting to Abstain was 592,460. The number of shares not voting were 118,752,519.

The undersigned Executive Vice President of the Corporation has signed this Certificate of Amendment to the Certificate of Incorporation this 5th day of July 2006.

ATTEST

Teresa Peterkin

mPHASE TECHNOLGIES, INC.

Martin Smiley
Executive Vice President
CFO and General Counsel

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101965

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON April 7, 1997 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

FILED CGN

APR 7 1997

LONNA R. HOOKS
SECRETARY OF STATE

407680

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

Under Section 14A:9-4(3) of Title 14A, Corporations, General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of Tecma Laboratories, Inc. as follows:

1. Name:

The name of the corporation is hereby changed to Lightpaths TP Technologies, Inc. by deleting paragraph 1 of the Certificate of Incorporation filed with the Secretary of State on December 18, 1979 stating that:

1. "The name of the Corporation is Tecma Laboratory, Inc." and inserting in place thereof:

1. The name of the Corporation is "Lightpaths TP Technologies, Inc."

2. Date of Adoption:

The date of the adoption of this Amendment to the Certificate of Incorporation by the Shareholders was March 24, 1997.

3. Number of Shares Outstanding and Entitled to Vote:

The number of shares of the capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was FIFTY MILLION (50,000,000) shares.

0100103323

4. Number of Shares Voted:

The number of shares of capital stock of the Corporation which voted for the adoption of said Amendments was 8,404,800 shares and the number of shares voted against the adoption of said Amendment was -0- shares. Shares not voting were 2,999,465 shares.

The undersigned as President of the above Corporation has signed this Certificate of Amendment of Certificate of Incorporation this 31st day of March, 1997.

ATTEST:

Joel R. Weiner, Assistant Secretary

TECMA LABORATORIES, INC.

Theodore Trenzeluk, President

forms\corp\certamnd.nj

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101966

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON November 28, 2011 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED
NOV 28 2011
STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

0100103323

Pursuant to the provisions of Section 14A:9-2(2) of the Act the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the Corporation is mPhase Technologies, Inc.

2. The following amendment was adopted and approved by the Board of Directors on November 28, 2011 pursuant to Section 14A:7-2(2) of the Act :

   RESOLVED that Article 4 to the Certificate of Incorporation be amended to read as follows:

   "4. THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IS 6,000,000,000 $.001 PAR VALUE.

3. In accordance with Sections 14A:7-2(3)and 14A:7-2(4) of the Act the Company is filing as part of this Amendment a copy of Minutes of the Meeting of the Board of Directors containing said Resolution.

IN WITNESS THEREOF, the undersigned has executed this Amendment on behalf of the Company on this 28th day of November 2011.

By: Martin Smiley
Martin Smiley
Executive Vice President, CFO and General Counsel

2459579
4415778

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101967

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON January 4, 2019 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AmC

FILED

JAN -4 2019

STATE TREASURER

0100103323

CERTIFICATE OF AMENDMENT
TO CERTICATE OF INCORPORATION
mPHASE TECHNOLOGIES, INC

Pursuant to Section 14A: 7-2 of Title 14A, Corporations General of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. (the "Corporation") as follows:

1. **Pursuant to Action of the Board of Directors of the Corporation at a Special Meeting held on December 19, 2018 the undersigned does hereby amend the Certificate of Incorporation of the Corporation as follows:**

   a. **Paragraph 4 of the Certificate of Incorporation is deleted and replaced as follows:**

      The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 125,000,000,000 no par value Shares.

      The Series A Preferred Stock of the Company is replaced in its entirety with a new Series A Preferred Stock set forth as follows:

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK OF MPHASE TECHNOLOGIES, INC.

mPhase Technologies, Inc. (the "Corporation"), a corporation organized and existing under the laws of New Jersey does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation, and the Board of the Corporation, has adopted resolutions (a) authorizing the designation and issuance of one thousand (1,000) shares of Series A Preferred Stock and (b) providing for the designations, preferences and relative participating, options or other rights, and the qualifications, limitations or restrictions thereof, as follows:

1. **Designation of Series A Preferred Stock**. The Corporation shall be authorized to issue one thousand (1,000) shares of Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock").

2. **Liquidation**.

a. Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of the assets of the Corporation legally available therefor, a preferential amount in cash equal to the Stated Value (as defined herein). All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for, payment of any amount for, or the distribution of any asset of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution and (ii) the Corporation's common stock. If, upon any such distribution, assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on parity with the Series A Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all such sums payable were paid in full. Stated Value means $.001 per share.

b. Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith by the Board.

3. **Ranking**. Shares of the Series A Preferred Stock shall rank (i) senior to the Corporation's (A) common stock and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 3, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series A Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series A Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

4. **Voting**. Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to stockholders of the Corporation. The holders of the one thousand (1,000) shares of Series A Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of common stock entitled to vote at any regular or special meeting of stockholders) equal to such number of shares of common stock which is not less than fifty-one percent (51%) of the vote required to approve any action, which New Jersey law provides may or must be approved by vote or consent of the

holders of common stock or the holders of other securities entitled to vote, if any. Except as otherwise required by law, the holders of Series A Preferred Stock shall vote together with the holders of common stock on all matters and shall note vote as a separate class. The holders of Series A Preferred Stock shall be entitled to the same notice of any regular or special meeting of the stockholders as may or shall be given to holders of common stock entitled to vote at such meetings. No corporate actions requiring majority stockholder approval or consent may be submitted to a vote of common stock holders which in any way precludes the holders of Series A Preferred Stock from exercising their voting or consent rights as though they are or were a common stock holder. For purposes of determining a quorum for any regular or special meeting of the stockholders, the one thousand (1,000) shares of Series A Preferred Stock shall be included and shall be deemed as the equivalent of fifty-one percent (51%) of all shares of common stock represented at and entitled to vote at such meetings.

5. **Conversion**. The Series A Preferred Stock shall not be convertible into any other class of stock.

6. **Dividends**. Except as otherwise required by law, no dividend shall be declared or paid on the Series A Preferred Stock.

7. **Protective Provisions**. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders (as defined herein), voting together as a single class, the Corporation shall not:

a. alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation;

b. amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock;

c. consummate a Fundamental Transaction (as defined herein);

d. increase or decrease the authorized number of Series A Preferred Stock;

e. create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding-up of the Corporation;

f. purchase, repurchase or redeem any shares of capital stock of the Corporation junior in rank to the Series A Preferred Stock (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board) with employees giving the Corporation the right to repurchase shares upon the termination of services; or

g. enter into any agreement with respect to any of the foregoing.

"Required Holders" means holders of 51% of the Series A Preferred Stock.

8. **Fundamental Transaction**. If, at any time while shares of the Series A Preferred Stock are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person (as defined herein), (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the common stock or any compulsory share exchange pursuant to which the common stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of common stock (not including any shares of common stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, the Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 8 prior to such Fundamental Transaction and shall, at the option of the holders of Series A Preferred Stock, deliver to such holders in exchange for Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Series A Preferred Stock. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

9. **No Redemption; No Preemptive Rights**. The shares of Series A Preferred Stock are not redeemable by the Corporation. The shares of Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

10. **Miscellaneous**.

    a. **Lost or Mutilated Preferred Stock Certificate**. If a holder's Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a

mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

b. **Waiver**. Any waiver by the Corporation or a holder of Series A Preferred Stock of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other holder of Series A Preferred Stock. The failure of the Corporation or a holder of Series A Preferred Stock to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other holder of Series A Preferred Stock) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a holder of Series A Preferred Stock must be in writing.

c. **Severability**. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

d. **Headings**. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

e. **Governing Law**. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflict of laws thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

****

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 2nd day of January, 2019.

mPhase Technologies, Inc.

Name: Martin Smiley
Title: Executive Vice President

2. **Date of Adoption:**

   The date of adoption of this Amendment shall be the date this Amendment if filed with the State of New Jersey.

3. **Number of Directors of the Corporation:**

   The Corporation has 5 Directors

4. **Number of Directors Voting for this Amendment:**

   4 Directors constituting a majority of the Board and present at the Meeting voted to approve this Amendment. Mr. Victor Lawrence as a non attending director abstained.

5. **The Certificate of Incorporation is amended so that the designation and number of shares of each class and series acted upon in the resolution, and the relative rights, preferences and limitations of each of such class and series, are stated in the resolution.**

6. **A copy of the Resolution of the Board of Directors is set forth as an Exhibit to this Amendment.**

The undersigned Executive Vice President and Chief Financial Officer of the Corporation has signed this Certificate of Amendment this 2nd day of January 2019

Martin Smiley

Martin Smiley
EVP, CFO and General Counsel

Special Meeting of the Board
of Directors of mPhase Technologies, Inc.

A Special Meeting of the Board of Directors of mPhase Technologies, Inc. (the "Company") was held at the offices of Eagle Advisers, 10 Rockefeller Plaza, Suite 909, New York, N.Y. 10020 on Tuesday December 18, 2018 at 11: 00 A.M. Present at the meeting were Ron Durando, CEO and Chairman of the Board of Directors, Gustave T. Dotoli, COO and a Director, Martin Smiley , General Counsel ,CFO and a Director and Abraham Biderman a Director. The foregoing persons represent a majority of the Board of Directors of the Company

Mr. Durando acted as chairman of the meeting. Mr. Durando then set forth the purpose of the meeting. He stated as follows:

The purpose of the meeting is to authorize and Amendment to the Company's Certificate of Incorporation pursuant to Section14A:7-2(4) of the Business Corporation Law of the State of New Jersey to allow the Board of Directors to increase the Authorized Shares of Common Stock and change its par value to no par stock without Shareholder Approval. Mr. Smiley, confirmed as General Counsel of the Company that in consultation with outside New Jersey counsel the referenced subsection of the New Jersey Corporation Law applies to the matter in question. Mr. Durando stated that it was appropriate for the Board of the Company to approve an increase in the authorized shares of common stock from 72,000,000,000 shares to 125,000,000,000 of no par common stock and replace its Series A Preferred Stock in its entirety with a new Series A Convertible Preferred Stock

Mr. Durando then presented the Board with copies of the Amended Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock.

The Secretary was directed to attach a copy of the Series A Convertible Preferred Stock and presented the Board with copies of the Amended Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to the meeting minutes.

The Board of Directors approved the following:

RESOLVED, that the officers of the Company are hereby authorize to file all documents including, but not limited to, an Amendment to the Company's Certificate of Incorporation with the New Jersey Division of Revenue to increase the authorized shares of common stock to 125 Billion Shares no par value;

FURTHER RESOLVED, that the Amended Certificate of Designation for the Series A Convertible Preferred Stock and the transaction contemplated thereby was approved and adopted, and that all actions thus far taken in connection with the transaction have been ratified and approved by the unanimous vote of all 4 Directors present at the meeting. Mr. Lawrence, who did not attend the meeting abstained. This Amendment shall be filed with the New Jersey Division of Revenue on January 2, 2019

There being no further business to be conducted at this Meeting upon motion duly made by Mr. Durando and seconded by Mr. Dotoli the meeting was adjourned.

Martin Smiley

Martin Smiley
Secretary of the Meeting

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101968

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN ORIGINAL CERTIFICATE ON August 29, 2017 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-9021
(10-99, R-4)

State of New Jersey - Division of Taxation

APPLICATION FOR REINSTATEMENT OF CORPORATE CHARTER

Mail To: State of New Jersey
Department of The Treasury
Division of Taxation
Corporate Services Audit Group
PO Box 277
Trenton, NJ 08695-0277

Fax To: Corporate Services Audit Group
(609) 292-3467

This form is to be used to permit the Director of the Division of Taxation to release information pertaining to the reinstatement of a corporation's charter to the authorized representatives of subject corporation. The following information is submitted in order to avoid inordinate delays in the reinstatement process. Please type or print clearly.

Complete Name of Corporation: MPHASE TECHNOLOGIES, INC.

Trade Name (if any): mPhase; mPower

Business Address: 688 New Dorp Lane, Staten Island, NY, 10306-4933

Corporation Serial Number: 0100103323

Federal Identification Number: 222287503

Date and State of Incorporation: 12/20/1979 NJ

Date Charter Declared Void: 07/16/2017

Nature of Business: Electronic & Battery Technology

Does Corporation hold Title to Real Estate? N If so, when acquired? N/A

Does Corporation derive income from the rental of such property? N

Corporation Status (check one): ☐ ACTIVE ☒ INACTIVE

Permission is hereby granted to release any information regarding the above corporation necessary to facilitate the reinstatement of the corporation's charter to the agent named below:

Name	Relationship to Corporation	
Ronald A. Durando	President	

No.	Street	
PO BOX 4111 495 ALLWOOD RD		

City	State	Zip Code
Clifton	NJ	07012-9998

Telephone Number: (973) 489-1923
Area Code Number

Authorized Signature Corporate Officer	Title	Date
Edward J Suozzo	CPA	08/29/2017

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101969

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A REINSTATED (ANNUAL REPORTS) ON August 15, 2018 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

************* ************** ******************** ************** ************ ************* ******************

MEMORANDUM

INTER-DEPARTMENTAL COMMUNICATION NJ DEPARTMENT OF THE TREASURY
************* ************** ******************** ************** ************ ************* ******************

RAR

FILED
AUG 15 2018
STATE TREASURER

TO: THE HONORABLE Ford M. Scudder
ACTING STATE TREASURER, STATE OF NEW JERSEY

FROM: John Ficara, Director

BY: TOM BUCKLEY, SUPERVISING AUDITOR
PHONE #609- 984-6784

SUBJECT: CERTIFICATION FOR REINSTATEMENT DATE: 14-Aug-18

0100103323

IN THE MATTER OF:

PETITIONING CORPORATION: Mphase technologies Inc

CORPORATION SERIAL NUMBER: 0100-1033-23

FEDERAL IDENTIFICATION: 222-287-503/000

DATE OF VOIDANCE: 16-Jul-17

DATE OF REINSTATEMENT: 14-Aug-18

CERTIFICATION:
AS OF THE ABOVE DATE OF THIS MEMORANDUM, THE TAX RETURNS REQUIRE TO BE FILED WITH THE DIVISION OF TAXATION BY THE PETITIONER PURSUANT TO TITLE 54 AND 54A OF THE REVISED STATUTES OF NEW JERSEY HAVE BEEN FILED AND THE TAXES REPORTED TO BE DUE THEREON HAVE BEEN PAID.

CERTIFICATION NOT VALID AF ########

IF THE CORPORATION'S CHARTER IS NOT REINSTATED WITHIN NINETY (90) DAY PERIOD, THE CORPORATION MUST THEN REAPPLY TO THE DIVISION OF TAXATION IN ORDER THAT A NEW CERTIFICATION BE ISSUED.

* ************* ************** ******************
* FAX TO: * R. BENCO
* FAX PH#: * 609-984-6832
* MESSAGE: *
* ************* ************** ******************

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101970

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON August 1, 2005 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

AUG 1 2005

STATE TREASURER

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION

Pursuant to Section 14A:9-4(3) of Title 14A, Corporations General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. as follow:

1. Amendment:

   The authorized shares of the Corporation are hereby changed to 500,000,000 shares of common stock, $.01 par value, from 250,000,000 shares of common stock, $.01 par value, by deleting Paragraph 4 of the Certificate of Incorporation, as amended, which reads as follows:

   "4. The aggregate number of shares of common stock which the Corporation shall have authority to issue, is 250,000,000 shares of common stock, $.01 par value" and inserting in place thereof:

   "4 The aggregate number of shares of common stock which the Corporation shall have authority to issue, is 500,000,000 shares of common stock, $.01 par value."

2. Date of Adoption:

   The date of adoption of this Amendment to Certificate of Incorporation by the Shareholders of the Corporation is July 20, 2005.

3. Number of Shares Outstanding and Entitled to Vote:

   The number of shares of capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was ONE HUNDRED THRITY ONE MILLION NINETY FIVE THOUSAND FORTY SEVEN (131,095,047) shares.

4. Number of Shares Voted:

   The number of shares of capital stock of the Corporation which voted for the adoption of said Amendment was 65,665,411 and the number of shares voted against adoption of said Amendment was 2,824,319. Shares not voting were 61,605,307.

The undersigned, as President of the above Corporation has signed this Certificate of Amendment to the Certificate of Incorporation this 20th day of July 2005.

S1581427
J3986A16

0100103323

ATTEST:

Teresa Peterkin

MPHASE TECHNOLOGIES, INC.

Martin S. Smiley
Executive Vice President
CFO and General Counsel

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101971

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON September 24, 2008 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.


THE GREAT SEAL OF THE STATE OF NEW JERSEY



ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED
SEP 2 4 2008
STATE TREASURER

C-102A Rev 12/93

New Jersey Division of Revenue

0100103323

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is:

mPhase Technologies, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 27th day of August , 2008

Resolved, that Article 4 of the Certificate of Incorporation be amended to read as follows:
"4 THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IS 2,000,000,000 $.01 PAR VALUE

3. The number of shares outstanding at the time of the adoption of the amendment was: 458,100,462 shares of common stock

The total number of shares entitled to vote thereon was: 443,892,066 shares of Common Stock

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

NONE

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
223,253,958	62,834,786

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

Martin Smiley

BY: MARTIN SMILEY
(Signature) EVP, CFO & GENERAL COUNSEL

Dated this 24th day of September , 2008

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

S2064619
J3818225

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101972

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON January 2, 2014 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS
June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

JAN 02 2014

STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For use by Domestic Profit Corporation)

0100163323

Pursuant to Section 14:A7-2 of the New Jersey Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the Corporation is mPhase Technologies, Inc.
2. The following amendment as adopted and approved by the Board of Directors of the Company pursuant to Section 14A:7-2(2) of the Act:

   RESOLVED that a new Article 4A to the Certificate of Incorporation be added to read as follows;

   "4A. THE COMPANY SHALL HAVE A CLASS OF SERIES A PREFERRED STOCK, $25 PAR VALUE CONVERTIBLE INTO SHARES OF COMMON STOCK AS SET FORTH IN THE CERTIFICATE OF DESIGNATION.

3. In accordance with Sections 14A:7-2(3) BS 14 a:7(2)(4). the Company is filing as part of this Amendment a copy of Minutes of the Meeting of the Board of Directors containing said Resolution.

IN WITNESS WHEREOF, the undersigned has executed this Amendment on behalf of the Company on this 31st day of December 2013.

By: Martin Smiley

Martin Smiley, EVP, CFO and General Counsel

2635608
4704745

SPECIAL MEETING OFTHE BOARD OF DIRECTORS OF MPHASE TECHNOLOGIES, INC.

A special meeting of the Board of Directors of mPhase Technologies, Inc. (the "Company") was held by telephone on Tuesday December 31, 2013 at 10:00 A.M... Attending the meeting by telephone were Martin Smiley, Ron Durando, Gus Dotoli and Abraham Biderman constituting a majority of the Board of Directors. The sole business of the meeting was the adoption of the following resolution:

WHEREAS, the Board of Directors of the Company has determined that the Company should amend its Certificate of Incorporation, as filed with the Secretary of State of the State of New Jersey, to provide for a new Series A of Preferred Stock pursuant to the power authorized by Section 14A:7-2 of the New Jersey Business Corporation Law, a copy of which is attached hereto;

WHEREAS, the Board deems it in the best interest of the Company to create a new class of 20,000,000 shares of Series A $25.00 Par Value Preferred Stock that will pay a 6% dividend per annum, payable quarterly, in arrears, commencing on June 1, 2014 and continuing on each September 1, December 1 and March 1 thereafter . Such dividend will be payable in additional shares of preferred stock only, in lieu of cash. The Series A Preferred Stock will be sold at $25.00 per share and each purchaser of the Series A Preferred Stock shall have the right, at any time following 2 years from the date of purchase to convert each share of the Series A Preferred, including the dividends paid in additional shares of Preferred Stock, into Common Stock of the Company. The conversion price shall equal (1) the fair market value of the Common Stock on the date of conversion if converted after two years and (2) a discount equal to 20% from the fair market value of the Common Stock after 5 years. The fair market value of the Common Stock shall be determined based upon the average trading price for the past thirty trading days. The Series A Preferred shall be non-voting class of Preferred Stock and shall be redeemable by the Company, at any time, following the sixth anniversary from the date of purchase in exchange for shares of common stock at a price equal to Fair Market Value.

RESOLVED, that the Company shall have a class of Series A Preferred Stock, $25 Par Value Convertible into shares of Common Stock as Set Forth in the Certificate of Designation.

RESOLVED, that the Designated Officers be, and each of them hereby is, authorized, empowered and directed to perform such acts and execute such documents as they shall determine to be necessary or desirable to effectuate the foregoing resolution and any of the transactions contemplated thereby, with such determination to be conclusively evidenced by the performance of such acts and the execution of such documents;

RESOLVED, that all actions heretofore taken by the officers, directors, or agents of the Corporation relating to the foregoing matters and resolutions be, and they hereby are, approved, adopted, ratified, and confirmed in all respects as if they had been done pursuant to specific authority granted to them by the Board of Directors; and

IN WITNESS WHEREOF, the undersigned, members of the Board of Directors of the Company have executed this Resolution as of the date first-above written.

Martin Smiley Board Member	Ronald A. Durando Board Member
Gustave T. Dotoli Board Member	Abraham Biderman Board Member

IN WITNESS WHEREOF, the undersigned, members of the Board of Directors of the Company have executed this Resolution as of the date first-above written.

Martin Smiley
Board Member

Ronald A. Durando
Board Member

Gustave T. Dotoli
Board Member

Abraham Biderman
Board Member

14A:7-2. Issuance of shares in classes and series; board action

(1) The division of shares into classes and into series within any class or classes, the determination of the designation and the number of shares of any class or series, the determination of the relative rights, preferences and limitations of the shares of any class or series, and any or all of such divisions and determinations, may be accomplished by the original certificate of incorporation or may be accomplished by an amendment or amendments thereto. Such an amendment may be made by any procedure to amend the certificate of incorporation provided for in Chapter 9 of this act or as provided in subsection 14A:7-2(2).

(2) Such an amendment may be made by action of the board if the certificate of incorporation authorizes the board to make such divisions and determinations. Unless otherwise provided in the certificate of incorporation, authority granted to the board to determine the number of shares of any class or series shall be deemed to include the power to increase the number of shares of such class or series previously determined by it, and to decrease such previously determined number of shares to a number not less than that of the shares then outstanding. Upon any such decrease, the affected shares shall continue as part of the authorized shares and shall have such designation and such relative rights, preferences and limitations as they had before the board first acted to include them in such class or series. Unless otherwise provided in the certificate of incorporation, authority granted to the board to determine the relative rights and preferences of any class or series shall be deemed to include the power to determine relative rights and preferences which are prior or subordinate to, or equal with, the shares of any other class or series, whether or not such other shares are issued and outstanding at the time when the board acts to determine such relative rights and preferences. The certificate of incorporation may authorize the board to change the designation or number of shares, or the relative rights, preferences and limitations of the shares, of any theretofore established class or series no shares of which have been issued.

(3) Whenever the board acts under subsection 14A:7-2(2) it shall adopt a resolution setting forth its actions and stating the designation and number of shares, and the relative rights, preferences and limitations of the shares, of each class and series thereby created or with respect to which it has made a determination or change.

(4) Before the issue of any shares of a class or series with respect to which the board has acted under subsection 14A:7-2(2), the corporation shall execute and file in the office of the Secretary of State a certificate of amendment to the certificate of incorporation.

EXHIBIT A

mPHASE TECHNOLOGIES, INC.
a New Jersey corporation

CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

OF

SERIES A CONVERTIBLE PREFERRED STOCK

Pursuant to the New Jersey Business Corporation Act, the undersigned, being an officer of mPhase Technologies, Inc., a New Jersey corporation (the "***Corporation***"), does hereby certify that the following resolution was adopted by the Corporation's board of directors (the "***Board***") authorizing the creation and issuance of 20,000,000 shares of Series A Convertible Preferred Stock:

RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Certificate of Incorporation, as amended, of the Corporation, the Board hereby creates **20,000,000** shares of Series A Convertible Preferred Stock of the Corporation and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Articles of Incorporation, as amended, of the Corporation, which are applicable to the preferred stock, if any) as follows:

1. Designation. The series of preferred stock shall be designated and known as "Series A Convertible Preferred Stock" (the "***Series A Preferred Stock***"). The number of shares constituting the Series A Preferred Stock shall be 20,000,000. The original purchase price/stated amount of each share of Series A Preferred Stock shall be $25 per share.

2. Conversion Rights. The Series A Preferred Stock shall be convertible, without *the payment of any additional consideration by a Holder, into the common stock, no par value, of* the Corporation ("***Common Stock***") as follows:

(a) Optional Conversion. Subject to and upon compliance with the provisions of this Section 2(a), a holder of any shares of the Series A Preferred Stock (a "***Holder***") shall have the right, at any time after April 1, 2015 at such Holder's option, to convert any of such shares of the Series A Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

21699533.2

(b) Conversion Rate. Each share of the Series A Preferred Stock is convertible into shares of the Common Stock computed as Follows (the "***Conversion Rate***"), subject to adjustments as set forth in Section 2(d) hereof.:

From April 1, 2016 through March 31, 2019:

(Number Shares of Preferred x25)/ Fair Market Value of Common on date of Conversion=Number of Shares of Common Stock

From April 1, 2019 through March 31, 2020

(Number of Shares of Preferred x25)/(.80X Fair Market Value of the Common on date of Conversion)=Number of Shares of Common Stock

(c) Mechanics of Conversion.

(i) The Holder may exercise the conversion right specified in Section 2(a) by giving written notice to the Corporation at any time that the Holder elects to convert a stated number of shares of the Series A Preferred Stock into a stated number of shares of Common Stock and by surrendering the certificate or certificates representing the Series A Preferred Stock to be converted or a Lost Certificate Affidavit (as defined below) therefore, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board of Directors. For such purpose, all shares of Series A Preferred Stock held by each holder of Series A Preferred Stock shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash.

(d) Conversion Rate Adjustments. The Conversion Rate shall be subject to adjustment from time to time as follows:

(i) *Consolidation, Merger, Sale, Lease or Conveyance*. In case of any consolidation or merger of the Corporation with or into another corporation where the Corporation is not the surviving entity, or in case of any sale, lease or conveyance to another corporation of all or substantially all the assets of the Corporation, each share of the Series A Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into, in lieu of the number of shares of Common Stock which the Holders would

otherwise have been entitled to receive, the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series A Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series A Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of the Series A Preferred Stock.

(ii) *Stock Dividends, Subdivisions, Reclassification, or Combinations*. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series A Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that he would have owned or been entitled to receive had such Series A Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur. If the Corporation shall subdivide (by stock split, by payment of a stock dividend or otherwise) the outstanding shares of Series A Preferred Stock, into a greater number of shares of Series A Preferred Stock, the Conversion Rate of the Series A Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Series A Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series A Preferred Stock, the Conversion Rate of the Series A Preferred Stock in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

(iii) *Excluded Transactions*. No adjustment to the Conversion Rate shall be required under this Section 2(d) in the event of the issuance of: (i) shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the holders of the Common Stock (***"Stock Option Plans"***); (ii) shares of Common Stock issued upon the exercise or conversion of options, warrants or other convertible securities outstanding as of the date of the filing of this Certificate of Designation, Rights and Preferences; or (iii) shares of Common Stock issued or issuable as a dividend or distribution on the Series A Preferred Stock or pursuant to any event for which adjustment is made pursuant to this Section 2(d)(i) or (d)(ii).

(iv) *Reservation, Validity of Common Stock*. The Corporation covenants that after December 31, 2015, it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series A Preferred Stock not therefore converted; provided, however, that if there is not a sufficient amount of shares of

authorized Common Stock, the Corporation will take any and all actions necessary, including but not limited to seeking shareholder approval, to amend its Articles of Incorporation to increase the amount of shares of Common Stock authorized for issuance as is necessary to provide for the full conversion of the Series A Preferred Stock. Before taking any action which would cause an adjustment in the Conversion Rate such that Common Stock issuable upon the conversion of Series A Preferred Stock would be issued in excess of the authorized Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully-paid and non assessable shares of Common Stock at such adjusted Conversion Rate. Such action may include, but it is not limited to, amending the Corporation's Articles of Incorporation to increase the number shares of authorized Common Stock.

(e) Approvals. If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series A Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(f) Valid Issuance. All shares of Common Stock that may be issued upon conversion of shares of the Series A Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. Redemption at the Corporation's Option.

Any shares of Series A Preferred Stock which remain outstanding on April 1, 2020, may be redeemed at the option of the Holders requesting same, in which case the Corporation shall pay with respect to each redeemed share an amount equal to the stated amount plus all accrued but unpaid dividends in shares of its Common Stock at the then Fair Market Value. The Corporation shall deliver to the Holder written notice of exercise and the Holder shall deliver to the Corporation his original Series A Preferred Stock certificate. The redemption amount shall be paid in by the Corporation during the first due 10 days after delivery of the notice of exercise upon receipt of the Preferred Stock redeemed.

4. Dividends.

(a) The Holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefore, cumulative dividends at the fixed rate of 6.00% of the stated value per share per annum, payable in shares of Preferred Stock in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Corporation junior in priority to the Series A Preferred Stock (such Common Stock and other inferior stock being collectively referred to as "***Junior Stock***"), when and as declared by the Board of Directors of the Corporation.

(b) Such dividends shall be payable on December 31 of each year and on the Redemption Date. Dividends shall be payable, in shares of Preferred Stock based upon the Stated Value of $25.00 Per Share of Preferred Stock.

(c) Such dividends shall accrue quarterly with respect to each share of Series A Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Series A Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Corporation.

(d) At the earlier of: (i) the redemption of the Series A Preferred Stock; or (ii) the liquidation, sale or merger of the Corporation, any accrued but undeclared dividends shall be paid to the Holders of record of outstanding shares of Series A Preferred Stock. Each such dividend shall be paid in shares of Preferred Stock and mailed to the Holders of record of the Series A Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date.

5. Liquidation.

(a) Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a ***"Liquidation Event"***), the Holders of the Series A Preferred Stock shall be entitled to receive, prior and before any distribution of assets shall be made to the holders of any Common Stock or other class of capital stock or other equity securities of the Corporation, an amount equal to $25.00 per share of Series A Preferred Stock held by such Holder plus accrued but unpaid dividends (the ***"Liquidation Pay Out"***). After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, if any, the Series A Preferred Stock shall be deemed to have been converted to Common Stock and the entire remaining assets of the Corporation available for distribution shall be distributed pro rata to holders of the Common Stock of the Corporation and the former Holders of Series A Preferred Stock in proportion to the number of shares of Common Stock held by them or into which the Series A Preferred Stock shall be deemed to have been converted; provided, however, that such Holders shall be entitled to receive pursuant to this sentence a maximum of three times the purchase price paid for the Series A Preferred Stock.

(b) Ratable Distribution. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series A Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the Corporation's debts shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders. Shares of Series A Preferred Stock shall not be entitled to be converted into shares of Common Stock in order to participate in any distribution, or series of distributions, as shares of Common Stock, without first foregoing participation in such distribution, or series of distributions, as shares of Series A Preferred Stock.

(c) Merger, Reorganization or Sale of Assets. For purposes of this Section 6, (i) any acquisition of the Corporation by means of merger, tender offer, stock purchase or other form of corporate reorganization or transaction in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a transaction or series of related transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of transactions, as a result of shares in the Corporation held by such holders prior to such transaction, at least a majority of the total voting power represented by the outstanding voting securities of the Corporation or such other surviving or resulting entity (or if the Corporation or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent)) or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock to receive at the closing in cash, securities or other property amounts as specified in Section 5(a) above. Whenever the distribution provided for in this Section 5 shall be payable in assets other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board, except that any publicly-traded securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

(i) if the securities are then traded on a national securities exchange, then the value of the securities shall be deemed to be the average of the closing prices of the securities on such exchange over the 10 trading day period ending five trading days prior to the distribution;

(ii) if the securities are actively traded over-the-counter, then the value of the securities shall be deemed to be the average of the closing bid prices of the securities over the 10 trading day period ending five trading days prior to the Distribution.

In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes. For the purposes of this subsection 5(c), "trading day" shall mean any day which the exchange or system on which the securities to be distributed are traded is open and "closing prices" or "closing bid prices" shall be deemed to be: (i) for securities traded primarily on the New York Stock Exchange, the American Stock Exchange or a Nasdaq market, the last reported trade price or sale price, as the case may be, at 4:00 p.m., New York time, on that day and (ii) for securities listed or traded on other exchanges, markets and systems, the market price as of the end of the regular hours trading period that is generally accepted as such for such exchange, market or system. If, after the date hereof, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value shall be determined as of such other generally accepted benchmark times.

6. **Voting Rights.**

(a) Except as otherwise expressly provided herein or as required by law, the holders of Preferred Stock the holders of the Series A Preferred Stock shall not have voting rights.

(b) Except as otherwise required under New Jersey law, the Holders of the Series A Preferred Stock shall not be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such stockholder votes, each share of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock such share of Series A Preferred Stock would be convertible into at the record date set for such voting. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted), shall be disregarded.

7. Notwithstanding the foregoing, so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not (and shall not cause or permit any of its material Subsidiaries to), by amendment, merger, consolidation or otherwise, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock: (i) alter or change the rights, preferences or privileges of the Series A Preferred Stock as outlined herein; (ii) create any new class or series of capital stock (or securities convertible into or exercisable therefore) (1) having parity with or a preference over the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event or (2) that are otherwise on parity or superior to the Series A Preferred (***"Senior Securities"***)or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series A Preferred Stock.

8. **Exclusion of Other Rights**. Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate (as defined below) (as such Certificate may be amended from time to time) and in the Corporation's Articles of Incorporation, as amended.

9. **Headings of Subdivisions**. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. **Severability of Provisions**. If any right, preference or limitation of the Series A Preferred Stock set forth in this certificate of designations, rights and preferences (***"Certificate"***) (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11. **Status of Reacquired Shares**. No shares of the Series A Preferred Stock which have been issued and reacquired in any manner or converted into Common Stock may be

reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Executive Vice President/Chief Financial Officer this 31st day of December, 2013.

By: Martin Smiley

Name: Martin Smiley

Title: EVP/Chief Financial Officer

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: MPHASE TECHNOLOGIES, INC.
Business Id: 0100103323
Certificate Number: 6000101973

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON September 15, 2000 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

SEP 15 2000

State Treasurer

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

Under Section 14A:9-4(3) of Title 14A, Corporations, General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. as follows:

1. Amendment:

The authorized shares of the Corporation are hereby changed to 150,000,000 shares, no par value, from 50,000,000 shares, no par value, by deleting Paragraph 4 of the Certificate of Incorporation, as corrected, which reads as follows:

"4. The aggregate number of shares which the Corporation shall have authority to issue is 50,000,000, no par value." and inserting in place thereof:

"4. The aggregate number of shares which the Corporation shall have authority to issue is 150,000,000, no par value."

2. Date of Adoption:

The date of the adoption of this Amendment to the Certificate of Incorporation by the Shareholders was May 5, 2000.

3. Number of Shares Outstanding and Entitled to Vote:

The number of shares of the capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was TWENTY-EIGHT MILLION ONE HUNDRED FOUR THOUSAND EIGHT HUNDRED TWENTY-FIVE (28,104,825) shares.

3 843777
1598868

0100103323

4. <u>Number of Shares Voted</u>:

The number of shares of capital stock of the Corporation which voted for the adoption of said Amendment was 14,478,469 shares and the number of shares voted against the adoption of said Amendment was 435,755 shares. Shares not voting were 13,190,601 shares.

The undersigned as President of the above Corporation has signed this Certificate of Amendment of Certificate of Incorporation this 31st day of August, 2000.

ATTEST:

Robert H. Jaffe
Assistant Secretary

MPHASE TECHNOLOGIES, INC.

Ronald A. Durando
President

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101974

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON April 26, 2004 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

SCHEDULE CAR-100-M
(6/03)

STATE OF NEW JERSEY ANNUAL REPORT

Include with your CBT Return

(See Reverse Side For Instructions)

A. BUSINESS INFORMATION

BUSINESS NAME		
mPhase Technologies, Inc		
NJ CORPORATION NUMBER	FEIN	FILING YEAR
0100163323		2000

B. BUSINESS ADDRESSES

MAIN BUSINESS ADDRESS INFORMATION (REQUIRED)

STREET		
587 Connecticut Avenue		
CITY	STATE	ZIP CODE
Norwalk	CT	06854

PRINCIPAL BUSINESS ADDRESS INFORMATION - MUST BE A NJ ADDRESS

STREET		
150 Clove Road		
CITY	STATE	ZIP CODE
Little Falls,	NJ	07424

C. OFFICERS/DIRECTORS (Required)

NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE
NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE
NAME (FIRST, MI, LAST)		TITLE	
STREET	CITY	STATE	ZIP CODE

☒ Check box if you have more than three officers/directors. Attach a schedule.

D. CHANGE OF REGISTERED AGENT/OFFICE (Use only if you are making a change)

NAME	STREET	CITY	STATE	ZIP CODE
			NJ	

E. FEE AMOUNT

REPORT YOUR ANNUAL REPORT FEE OF $50 (OR $75 WITH REGISTERED AGENT/OFFICE CHANGE) ON THE APPROPRIATE LINE ON PAGE 1 OF YOUR CBT-100 or CBT-100S. REMIT THE RELATED PAYMENT USING THE CBT-100-V OR CBT-100S-V AS INSTRUCTED.

CAR

FILED
APR 26 2004
STATE TREASURER

0100103323

Signature (Chairman of the Board, President, Vice-President, Registered Agent, General Partner or Authorized Representative): [signature] EVP, CFO & EO

Date: April 22, 2004

1. Name: Necdet F. Ergul
   Title: Director
   Address: 88 Round Hill Road
   Greenwich, CT 06831

2. Name: Ronald A. Durando
   Title: President and Director
   Address: 208 Jersey Avenue
   Spring Lake, NJ 07762

3. Name: Gustave T. Dotoli
   Title: Secretary and Director
   Address: 245 Rutgers Place
   Nutley, NJ 07110

4. Name: ~~J. Lee Barton~~ MICHEL MCINERNEY
   Title: Director
   Address: c/o mPhase Technologies, Inc.
   587 Connecticut Avenue
   Norwalk, CT 06854

5. Name: David L. Klimek
   Title: Director
   Address: 4756 Gateway Lane
   Flowery Branch, GA 30542

6. Name: Anthony H. Guerino
   Title: Director
   Address: 515 Raymond Blvd
   Newark, NJ

7. Name: ~~J. Allan Layman~~ ABRAHAM BIDERMAN
   Title: Director
   Address: c/o mPhase Technologies, Inc.
   587 Connecticut Avenue
   Norwalk, CT 06854

~~8. Name: Craig Vickers~~
   ~~Title: Director~~
   ~~Address: c/o mPhase Technologies, Inc.~~
   ~~587 Connecticut Avenue~~
   Norwalk, CT 06854

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101975

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON August 21, 2018 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

Amc

FILED
AUG 21 2018
STATE TREASURER

0100103323

CERTIFICATE OF AMENDMENT
TO CERTICATE OF INCORPORATION
mPHASE TECHNOLOGIES, INC

Pursuant to Section 14A: 7-2 of Title 14A, Corporations General of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of mPhase Technologies, Inc. (the "Corporation") as follows:

1. **Pursuant to Action of the Board of Directors of the Corporation at a Special Meeting held on February 28, 2017 the undersigned does hereby amend the Certificate of Incorporation of the Corporation as follows:**

   a. **Paragraph 4 of the Certificate of Incorporation is deleted and replaced as follows:**

      The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 72,000,000,000 Shares.

2. **Date of Adoption:**

   The date of adoption of this Amendment shall be the date this Amendment if filed with the State of New Jersey.

3. **Number of Directors of the Corporation:**

   The Corporation has 5 Directors

   Abraham Biderman
   Ronald Durando
   Gustave Dotoli
   Martin Smiley
   Victor Lawrence

All Directors have the following address

mPhase Technologies, Inc
688 New Dorp Lane
Staten Island, New York 10306-4933

4. **Number of Directors Voting for this Amendment:**

   4 Directors constituting a majority of the Board and present at the Meeting voted to approve this Amendment.

5. **The Certificate of Incorporation is amended so that the designation and number of shares of each class and series acted upon in the resolution, and the relative rights, preferences and limitations of each of such class and series, are stated in the resolution.**

6. **A copy of the Resolution of the Board of Directors is set forth as an Exhibit to this Amendment.**

The undersigned Executive Vice President of the Corporation has signed this Certificate of Amendment this 16th[th] day of August 2018.

mPhase Technologies, Inc.

By: Martin Smiley
Martin Smiley
Executive Vice President

August 16, 2018

Special Meeting of the Board
of Directors of mPhase Technologies, Inc.

A Special Meeting of the Board of Directors of mPhase Technologies, Inc. (the "Company") was held at the offices of Eagle Advisers, 10 Rockefeller Plaza, Suite 909, New York, N.Y. 10020 on Tuesday February 28, 2017 at 11: 00 A.M. Present at the meeting were Ron Durando, CEO and Chairman of the Board of Directors, Gustave T. Dotoli, COO and a Director, Martin Smiley , General Counsel ,CFO and a Director and Abraham Biderman a Director. The foregoing persons represent a majority of the Board of Directors of the Company

Mr. Durando acted as chairman of the meeting. Mr. Durando then set forth the purpose of the meeting. He stated as follows:

The purpose of the meeting is to authorize and Amendment to the Company's Certificate of Incorporation pursuant to Section14A:7-2(4) of the Business Corporation Law of the State of New Jersey to allow the Board of Directors to increase the Authorized Shares of Common Stock without Shareholder Approval. Mr. Smiley, confirmed as General Counsel of the Company that in consultation with outside New Jersey counsel the referenced subsection of the New Jersey Corporation Law applies to the matter in question. Mr. Durando stated that it was appropriate for the Board of the Company to approve an increase in the authorized shares of common stock from 18,000,000,000 shares to 72,000,000,000 shares

The Board of Directors approved the following:

RESOLVED, that the officers of the Company are hereby authorize to file all documents including, but not limited to, an Amendment to the Company's Certificate of Incorporation with the Secretary of State of New Jersey to increase the authorized shares of common stock to 72 Billion Shares;

There being no further business to be conducted at this Meeting upon motion duly made by Mr. Durando and seconded by Mr. Dotoli the meeting was adjourned.

Martin Smiley
Martin Smiley
Secretary of the Meeting

14A:7-2. Issuance of shares in classes and series; board action

(1) The division of shares into classes and into series within any class or classes, the determination of the designation and the number of shares of any class or series, the determination of the relative rights, preferences and limitations of the shares of any class or series, and any or all of such divisions and determinations, may be accomplished by the original certificate of incorporation or may be accomplished by an amendment or amendments thereto. Such an amendment may be made by any procedure to amend the certificate of incorporation provided for in Chapter 9 of this act or as provided in subsection 14A:7-2(2).

(2) Such an amendment may be made by action of the board if the certificate of incorporation authorizes the board to make such divisions and determinations. Unless otherwise provided in the certificate of incorporation, authority granted to the board to determine the number of shares of any class or series shall be deemed to include the power to increase the number of shares of such class or series previously determined by it, and to decrease such previously determined number of shares to a number not less than that of the shares then outstanding. Upon any such decrease, the affected shares shall continue as part of the authorized shares and shall have such designation and such relative rights, preferences and limitations as they had before the board first acted to include them in such class or series. Unless otherwise provided in the certificate of incorporation, authority granted to the board to determine the relative rights and preferences of any class or series shall be deemed to include the power to determine relative rights and preferences which are prior or subordinate to, or equal with, the shares of any other class or series, whether or not such other shares are issued and outstanding at the time when the board acts to determine such relative rights and preferences. The certificate of incorporation may authorize the board to change the designation or number of shares, or the relative rights, preferences and limitations of the shares, of any theretofore established class or series no shares of which have been issued.

(3) Whenever the board acts under subsection 14A:7-2(2) it shall adopt a resolution setting forth its actions and stating the designation and number of shares, and the relative rights, preferences and limitations of the shares, of each class and series thereby created or with respect to which it has made a determination or change.

(4) Before the issue of any shares of a class or series with respect to which the board has acted under subsection 14A:7-2(2), the corporation shall execute and file in the office of the Secretary of State a certificate of amendment to the certificate of incorporation setting forth

(a) the name of the corporation;

(b) a copy of the resolution of the board required by subsection 14A:7-2(3);

(c) that such resolution was duly adopted by the board and the date of such adoption; and

(d) that the certificate of incorporation is amended so that the designation and number of

shares of each class and series acted upon in the resolution, and the relative rights, preferences and limitations of each such class and series, are as stated in the resolution.

L.1968, c.350; amended by L.1973, c. 366, s. 30, eff. May 1, 1974.

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101976

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A REINSTATEMENT PROCESS PENDING ON August 29, 2017 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY
HAND AND AFFIXED MY OFFICIAL SEAL AT
TRENTON, THIS
June 03, 2019 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CERTIFICATE OF PENDING REINSTATEMENT

MPHASE TECHNOLOGIES, INC.
0100103323

The Division of Revenue and Enterprise Services hereby affirms that the above business applied for reinstatement on 08/29/2017, and the reinstatement is pending processing of a tax clearance certificate.

Registered Agent and Office

THE CORPORATION TRUST COMPANY
820 BEAR TAVERN ROAD
WEST TRENTON, NJ 08628

Main Business Address

688 New Dorp Lane
Staten Island, NY 10306-4933

Principal Business Address

PO BOX 4111
495 ALLWOOD RD
Clifton, NJ 07012-9998

Officers and Directors

PRESIDENT
RONALD A DURANDO
208 JERSEY AVENUE
SPRING LAKE, NJ 07762

PRESIDENT
RONALD A DURANDO
587 CONNECTICUT AVENUE
NORWALK, CT 06854

SECRETARY
GUSTAVE T DOTOLI
245 RUTGERS PLACE
NUTLEY, NJ 07110

SECRETARY
GUSTAVE T DOTOLI
587 CONNECTICUT AVENUE
NORWALK, CT 06854

OTHER
MARTIN S SMILEY
587 CONNECTICUT AVENUE
NORWALK, CT 06854

OTHER

Continued on next page...

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CERTIFICATE OF PENDING REINSTATEMENT

MPHASE TECHNOLOGIES, INC.
0100103323

MARTIN S SMILEY
12 SYCAMORE DRIVE
WESTPORT, CT 06880

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal, this 29th day of August, 2017

Certificate Number : 2285254131
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

Ford M. Scudder
State Treasurer

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	MPHASE TECHNOLOGIES, INC.
Business Id:	0100103323
Certificate Number:	6000101977

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON June 2, 1997 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 03, 2019 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CGN

FILED

JUN 2 1997

LONNA R. HOOKS
Secretary of State

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

Under Section 14A:9-4(3) of Title 14A, Corporations, General, of the New Jersey Statutes, the undersigned does hereby amend the Certificate of Incorporation of Lightpaths TP Technologies, Inc. (formerly Tecma Laboratories, Inc.) as follows:

1. Name:

The name of the corporation is hereby changed to mPhase Technologies, Inc. by deleting paragraph 1 of the Certificate of Incorporation filed with the Secretary of State on December 18, 1979 and amended on April 7, 1997 stating that:

1. "The name of the Corporation is Lightpaths TP Technologies, Inc." and inserting in place thereof:

1. The name of the Corporation is "mPhase Technologies, Inc."

2. Date of Adoption:

The date of the adoption of this Amendment to the Certificate of Incorporation by the Shareholders was May 15, 1997.

3. Number of Shares Outstanding and Entitled to Vote:

The number of shares of the capital stock of the Corporation entitled to vote on the adoption of this Amendment to the Certificate of Incorporation was SEVEN MILLION, SEVEN HUNDRED FORTY THOUSAND, FOUR HUNDRED TWENTY SEVEN (7,740,427) shares.

0100103323

4. <u>Number of Shares Voted</u>:

The number of shares of capital stock of the Corporation which voted for the adoption of said Amendments was 7,491,320 shares and the number of shares voted against the adoption of said Amendment was -0- shares. Shares not voting were 249,107 shares.

The undersigned as President of the above Corporation has signed this Certificate of Amendment of Certificate of Incorporation this 15th day of May, 1997.

ATTEST:

Gustave T. Dotoli
Assistant Secretary

LIGHTPATHS TP TECHNOLOGIES, INC.

Ronald A. Durando
President

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
mPHASE TECHNOLOGIES INC.

The Certificate of Incorporation of the Corporation, filed with the Treasurer of the State of New Jersey on May 13, 2019, as amended, is hereby amended by deleting Section 1 of Article IV thereof in its entirety and substituting the following in lieu thereof:

"Section 4: The Corporation shall be authorized to issue 25,000,000 shares of Common Stock, $.01 par value ("Common Stock") and 1,000 shares shall be shares of Series A Super Voting Preferred Stock, $.01 par value ("Preferred Stock").

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the Business Corporation Law of the State of New Jersey (the "Effective Time"), every five thousand (5000), shares of the Corporation's common stock without par value per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.01 per share, of the Corporation (the "New Common Stock").

Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to Worldwide Stock Transfer, the transfer agent, as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the New Common Stock on the New York Stock Exchange at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (unless such shares of New Common Stock are uncertificated), as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph."

This Amendment to the Certificate of Incorporation was approved and ADOPTED by the Board of Directors of the Company on March 21, 2019 pursuant to Section 4A:7-15 of the New Jersey Business Corporation Law and filed this 13th day of May, 2019 with the State of New Jersey.

By: Anshu Bhatnagar
President and Chief Executive Officer
mPhase Technologies, Inc.